Exhibit 23


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-08007) pertaining to the OneLink Communications, Inc. 1994 Stock Option Plan of our report dated February 27, 1998 with respect to the financial statements of OneLink Communications, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 1997.



                                        /s/ Ernst & Young LLP



Minneapolis, Minnesota
March 25, 1998